UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 7, 2019

Date of Report (Date of earliest event reported)

Axsome Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37635	45-4241907
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

200 Broadway, 3rd Floor New York, New York	10038
(Address of Principal Executive Offices)	(Zip Code)

(212) 332-3241

Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	AXSM	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

At the 2019 annual meeting of stockholders (the “Annual Meeting”) of Axsome Therapeutics, Inc. (the “Company”) held on June 7, 2019, the following proposals were submitted to the stockholders of the Company:

Proposal 1:                                   The election of one director to serve as a Class I director until the Company’s 2022 annual meeting of stockholders and until his successor is duly elected and qualified.

Proposal 2:                                   The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 26, 2019 (the “Proxy Statement”). Of the 33,305,310 shares of the Company’s common stock entitled to vote at the Annual Meeting, 28,207,298 shares, or approximately 84.69%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1:            Election of Class I Director.

The Company’s stockholders elected the following director to serve as a Class I director until the 2022 annual meeting of stockholders and until his successor is duly elected and qualified. The votes regarding the election of the director were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Roger Jeffs, Ph.D.	15,944,132	1,627,219	10,635,947

Proposal 2:            Ratification of Appointment of Ernst & Young LLP.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
28,179,414	8,252	19,632	0

Item 8.01.             Other Events.

On June 7, 2019, the Company issued a press release providing an update on the status of its clinical product candidates, AXS-05, AXS-07, and AXS-12. The full text of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Additionally, on June 7, 2019, the Company updated its presentation slide deck. A copy of the presentation slide deck is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated June 7, 2019.
99.2	Corporate Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXSOME THERAPEUTICS, INC.

Date: June 7, 2019	By:	/s/ Herriot Tabuteau, M.D.
Name: Herriot Tabuteau, M.D.
Title: Chief Executive Officer